                                                                   Exhibit 10.18


                                 LICENSE AGREEMENT




     THIS AGREEMENT is effective as of the 15th day of January, 1998 by and between CENTAUR PHARMACEUTICALS, INC., a corporation organized and existing under the laws of the State of Delaware and having its principal office at 484 Oakmead Parkway, Sunnyvale, California 94086 ("CENTAUR"), and CUTANIX CORPORATION, a corporation organized and existing under the laws of the State of Delaware, and having its principal office at 484 Oakmead Parkway, Sunnyvale, California 94086("CUTANIX").



     WHEREAS, CENTAUR possesses technology and intellectual property, including patent rights, which have applications in the FIELD OF USE;



     WHEREAS, CUTANIX wishes to obtain licenses under CENTAUR PATENT RIGHTS and CENTAUR KNOW-HOW for the FIELD OF USE.



     NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein, CUTANIX and CENTAUR agree as follows:

--------------------------------------------------------------------------------
[*] - Confidential treatment is being sought with respect to this portion of this agreement. This portion has been omitted from this filing and has been filed separately with the Securities and Exchange Commission.

     1.1 AFFILIATE means any corporation or business entity which owns or controls CENTAUR or CUTANIX, or which CENTAUR or CUTANIX owns or controls or which is under common control with CENTAUR or CUTANIX, as evidenced by ownership of at least fifty percent (50%), directly or indirectly, of the outstanding stock or other indicia of ownership eligible to vote for the Board of Directors or other governing body.



     1.2 BANKRUPTCY PROCEEDING means a party (a) is subject to any voluntary or involuntary proceeding under the United States Bankruptcy Code or similar statute providing protection against creditors which is not discharged within 30 days after the filing thereof, (b) voluntarily admits an inability to pay its creditors, (c) is subject to the appointment of a receiver for its assets, which appointment is not discharged within 30 days, or (d) becomes insolvent.



     1.3 CENTAUR KNOW-HOW means any information or data not generally known which are, as of the effective date of this Agreement, owned by or licensed by CENTAUR (with the right to grant sublicenses) or which are in the future owned by or licensed by CENTAUR (with the right to grant sublicenses) including, but not limited to, procedures for experiments and tests and other protocols, results of experimentation and testing, chemical or biological materials, interpretation and insights as to the nature and activity of various compounds and other scientific information, any of which are necessary in order to manufacture, use, develop, sell or seek approval to market LICENSED PRODUCT.



     1.4 CENTAUR PATENT RIGHTS means (i) all patents and patent applications and their foreign equivalents filed by CENTAUR as sole or joint owner (including joint ownership with CUTANIX) and any other existing or future United States or foreign patent or patent applications which CENTAUR owns or may own or under which CENTAUR has acquired or acquires licensing rights and has the right to sublicense those rights to CUTANIX, including all patents and patent applications listed in Schedule A, and (ii) any divisions, continuations, or continuations-in-part or issued patents of the patent applications set forth above, including any reissue, reexamination or extension of such patents, any extended or restored term, and any confirmation patent, registration patent, or patent of addition.



     1.5 CHANGE IN CONTROL means (a) prior to an initial public offering by CUTANIX, the date that a person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time or any successor thereto (the "Exchange Act")) has become the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the voting power of all securities of CUTANIX then outstanding

(not including any person or entity which becomes a stockholder of the Corporation prior to January 31, 1998 or any AFFILIATE of such persons and entities); (b) after the initial public offering by CUTANIX, (i) the date of public announcement that a person has become the beneficial owner of thirty percent (30%) or more of the voting power of all securities of CUTANIX then outstanding (not including any person or entity which becomes a stockholder of the Corporation prior to January 31, 1998 or any AFFILIATE of such persons or entities) or (ii) the date of the commencement of a tender offer or tender exchange by any person, if upon the consummation thereof such person would be the beneficial owner of thirty percent (30%) or more of the voting power of all securities of CUTANIX then outstanding; or (c) either before or after an initial public offering by CUTANIX, (i) the date on which individuals who constituted the Board of Directors of CUTANIX on the date this Agreement was adopted cease for any reason to constitute a majority thereof, provided that any person becoming a director subsequent to such date whose election or nomination was approved by at least a majority of such incumbent Board of Directors shall be considered as though such person were an incumbent director, (ii) the dissolution of CUTANIX; (iii) a sale or other disposition or the last sale or other disposition to occur in a series of sales and/or other dispositions within any twelve (12) month period ("Serial Sales") by CUTANIX of assets which, in the case of Serial Sales, as of the beginning of such twelve (12) month period, account for more than seventy five percent (75%) of the total assets or seventy-five percent (75%) of the revenue of the CUTANIX, as determined in accordance with generally accepted accounting principles; provided, however, that no sale or disposition of assets or stock shall be taken into account to the extent that that proceeds of such sale or disposition (whether in cash or in-kind) are reinvested or are, in the case of proceeds received in-kind, used in the ongoing conduct of CUTANIX, provided further that such a reinvestment shall not be deemed to have occurred unless made within twelve (12) months of such sale or disposition and provided further that, the term reinvestment shall include, inter alia, the use of proceeds to
                                           ----------
repay debt incurred in connection with the operation of the business in which the assets sold or disposed of were used; or (iv) any other event which the Board determines, in its discretion, would materially alter the structure of CUTANIX or its ownership.



     1.6 COMBINATION PRODUCT means any LICENSED PRODUCT sold in combination with one or more other products upon which royalties must be paid to a third party relating to the SKIN.



     1.7 CUTANIX KNOW-HOW means any information and data not generally known which are, as of the effective date of this Agreement, owned by or licensed by CUTANIX (with the right to grant sublicenses) or which are in the future owned by or licensed by CUTANIX (with the right to grant sublicenses) including, but not limited to, procedures for experiments and tests and other protocols, results of experimentation and testing, chemical or biological materials, interpretation and insights as to the nature and activity of various compounds and other scientific information.



     1.8 CUTANIX PATENT RIGHTS means (i) all patents and patent applications and their foreign equivalents filed by CUTANIX as sole or joint owner (including joint ownership with CENTAUR) and any other existing or future United States or foreign patents or patent applications which CUTANIX owns or may own or under which CUTANIX acquires licensing rights and has the right to sublicense those rights to CENTAUR, and (ii) any divisions, continuations, or continuations-in-part or issued patents of the patent applications set forth above, including any reissue, reexamination or extension of such patents, any extended or restored term, and any confirmation patent, registration patent, or patent of addition.



     1.9 DATE OF FIRST COMMERCIAL SALE means, with respect to a given LICENSED PRODUCT, the date on which CUTANIX first sells a LICENSED PRODUCT to an independent third party for monetary or other value (e.g., a barter arrangement) consideration. LICENSED PRODUCT used in clinical trials, given for promotional or marketing purposes, or given free to customers by CUTANIX sales representatives, shall not be considered a commercial sale.



     1.10  FIELD OF USE means the following:

     (a)   Improvement or maintenance of the aesthetic appeal of the SKIN; or

     (b) The prevention or treatment of any condition or disorder of the SKIN listed in paragraphs 232 through 247 of the Merck Manual, sixteenth edition; or

     (c) The prevention or treatment of any adverse condition of the SKIN resulting from (i) the direct interaction of the SKIN with any object, substance, or energy field external to the body or (ii) the exposure of the SKIN to any adverse external environmental condition.



     1.11 LICENSED PRODUCT means any bulk or finished product applied directly to the SKIN either topically or intradermally which incorporates CENTAUR PATENT RIGHTS and/or CENTAUR KNOW-HOW and which makes claims and is marketed only for the FIELD OF USE.



     1.12  NET SALES means

     (a) the gross amount of sales of LICENSED PRODUCT to third parties less:

         (i)     trade and quantity discounts actually allowed;

         (ii)    returns, rebates and allowances;

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

         (iii)   retroactive price reductions;

         (iv)    sales commissions to independent agents;

         (v) the costs of devices for dispensing or administering the LICENSED PRODUCT or of diluents or similar exogenous materials (for none of which the customer is being charged) which accompany the LICENSED PRODUCT as it is sold; and

         (vi) with regard to sales in the United States, five percent (5%) of the amount invoiced to cover cash discounts, sales or excise taxes, transportation and insurance charges; and with regard to sales outside the United States ten percent (10%) to include the above and additional special packaging, duties, and other governmental charges; and

     (b) With respect to sales of COMBINATION PRODUCT, NET SALES shall be calculated on the basis of the sales price of the same weight of LICENSED PRODUCT (being sold without any other active ingredient) which would result in an obligation to pay royalties to a third party, if such exists. If LICENSED PRODUCT is not sold alone without such other active ingredient, NET SALES shall be calculated by multiplying NET SALES of COMBINATION PRODUCT by a fraction, the numerator of which shall be the inventory cost to CUTANIX of the sole active ingredient of LICENSED PRODUCT in the COMBINATION PRODUCT and the denominator of which shall be the inventory cost to CUTANIX of all active ingredients contained therein which would result in an obligation to pay royalties. In no event shall the fraction be less than one over the number of such active ingredients in the COMBINATION PRODUCT.



     1.13 SKIN means that part of the human anatomy consisting of the dermis, the epidermis, and the appendages of the skin, to wit, the nails, the hair and hair follicles, the sudoriferous and sebaceous glands and their ducts, all as defined in Gray's Anatomy. Gray's Anatomy specifies that the skin is a contiguous organ covering the exterior of the body which terminates in a boundary with mucous membrane at the following orifices: eyelids, nostrils, mouth, anus, urethra, and vagina. Accordingly, SKIN does not include any epithelial tissue beyond the skin-mucosa boundary.



     1.14  TERRITORY means all countries and territories of the world.



                                 ARTICLE 2 - LICENSE GRANT
                                 -------------------------

     2.1 CENTAUR grants to CUTANIX an exclusive license to and under CENTAUR PATENT RIGHTS AND CENTAUR KNOW-HOW to make, have made, use and sell LICENSED PRODUCTS, either individually or as part of a COMBINATION PRODUCT, in the TERRITORY. CUTANIX shall have the right to grant sublicenses for all uses of the license granted to CUTANIX hereunder, provided that all sublicensees must expressly agree in writing to be bound by the terms and conditions of this Agreement. Notwithstanding anything else herein to the contrary, the parties agree that (i) CENTAUR may require that CUTANIX suspend or cease the production and/or marketing of any LICENSED PRODUCT if CENTAUR reasonably believes that there are health and/or safety issues with respect to such LICENSED PRODUCT which are not properly addressed in accordance with drug industry standards, in the case of drugs, or cosmetic industry standards, in the case of cosmetics, (ii) the license granted hereunder shall not include any compounds, data or information to which CENTAUR has granted third parties exclusive rights prior to the date of this Agreement (as more fully described in Section 2.5, below) and (iii) the license will not extend to any compound which CENTAUR is developing as described in Section 2.5 below. CENTAUR represents and warrants that as of the date hereof, only one compound is subject to an exclusive license to a third party. However, it is anticipated that additional compounds will become subject to an exclusive license to third parties in the future.



     2.2 (a) In consideration of the license granted by CENTAUR to CUTANIX under Section 2.1 and for the agreement of CENTAUR to the terms hereof, CUTANIX shall issue to CENTAUR 600,000 shares of CUTANIX common stock, par value $.01 per share pursuant to the Stock Purchase Agreement of even date herewith between CUTANIX and CENTAUR (the "Stock Purchase Agreement") and shall pay to CENTAUR royalties subsequent to a CHANGE IN CONTROL as follows: (i) with respect to prescription products, a royalty of [*] on its annual NET SALES of LICENSED PRODUCTS beginning on the DATE OF FIRST COMMERCIAL SALE by CUTANIX of such LICENSED PRODUCT on a country by country basis, not including those LICENSED PRODUCTS for which either [A] the DATE OF FIRST COMMERCIAL SALE by CUTANIX occurred, or [B] the first phase of human efficacy trials was completed, prior to the effective date of such CHANGE IN CONTROL; and (ii) with respect to products sold without prescription, a royalty of [*] on its annual NET
SALES of LICENSED PRODUCTS beginning on the DATE OF FIRST COMMERCIAL SALE by CUTANIX of such LICENSED PRODUCT on a country by country basis, not including those LICENSED PRODUCTS for which either [A] the DATE OF FIRST COMMERCIAL SALE by CUTANIX occurred, or [B] all required pre-marketing clinical testing had been completed, prior to the effective date of the CHANGE IN CONTROL.



          (b) Royalties will be payable on a country by country basis as set forth in Section 7.1 hereof. The royalty will be payable for the term of CENTAUR PATENT RIGHTS (but only in the event that the sale of LICENSED PRODUCT would, but for this Agreement, infringe a valid claim in an issued or pending patent of CENTAUR PATENT RIGHTS).



          (c) In the event CUTANIX pays a royalty to a third party in order to continue selling LICENSED PRODUCT in any country because the LICENSED PRODUCT infringes the claims of a patent of such third party (other than as contemplated by Section 2.2(h), below), the dollar amount of royalty payable to CENTAUR on NET SALES in that country hereunder, if any, shall be reduced by the lesser of (i) fifty percent (50%) of the dollar amount of royalty so paid to the third party or (ii) the full amount of the royalty otherwise payable by CUTANIX to CENTAUR with respect to sales of such LICENSED PRODUCT in such country.



          (d) CUTANIX shall notify CENTAUR at least three (3) months in advance of the expected DATE OF FIRST COMMERCIAL SALE of a LICENSED PRODUCT in a country subject to a royalty payable under this Agreement.



          (e) All payments required under this Section 2.2 shall be made by check or by wire transfer to an account designated by CENTAUR, at CENTAUR's option.



          (f) No royalties shall be due and payable for sales of LICENSED PRODUCT occurring after the expiration of this Agreement under Article 9 hereof. For the purpose of clarification, this Section 2.2(f) shall not apply if this Agreement is terminated under Section 10.1 hereof.



          (g) Royalties shall be payable only once with respect to the same unit of LICENSED PRODUCT irrespective of the number of claims under CENTAUR PATENT RIGHTS which cover such unit of

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

LICENSED PRODUCT.



          (h) In the event that the sale by CUTANIX of LICENSED PRODUCT results in an obligation by CENTAUR to pay royalties to a third party, CUTANIX shall pay such third party royalties, provided, however that one-half of the amount of such third party royalties paid by CUTANIX shall be deducted from any royalties otherwise payable by CUTANIX to CENTAUR hereunder.



     2.3 CUTANIX grants to CENTAUR an exclusive, royalty-free license to all enhancements, improvements and inventions derived by CUTANIX or its agents from the use of CENTAUR PATENT RIGHTS or CENTAUR KNOW-HOW and to all other CUTANIX PATENT RIGHTS and CUTANIX KNOW-HOW for use in all fields other than the FIELD OF USE.



     2.4 Notwithstanding anything else in this Agreement to the contrary, the parties agree that CENTAUR will own any and all patent rights to any and all patented compositions of matter discovered by CUTANIX through the use of CENTAUR PATENT RIGHTS and CENTAUR KNOW-HOW, as contemplated by this Agreement.



     2.5 Notwithstanding anything else to the contrary set forth herein, all CENTAUR compounds which CENTAUR is legally required to exclude from this Agreement due to rights granted to Astra AB ("Astra") pursuant to the Development, License and Marketing

Agreement between Astra and Centaur dated June 26, 1995, and the amendment thereto dated July 8, 1997 (the "Astra Agreement"), shall be outside the scope of the license granted to CUTANIX hereunder. With respect to other CENTAUR compounds, or compounds licensed or licensable to CENTAUR by CUTANIX under this Agreement, the rights of either CENTAUR or CUTANIX to develop a particular compound shall be exclusive and shall be determined when either party declares by written notice to the other party signed by its authorized representative that it has decided to undertake GLP toxicology testing for the compound and to then proceed with human clinical trials for such compound, subject to acceptable GLP toxicology results and requisite regulatory approvals (the "Notice of Declaration")/1/. Upon receipt of a Notice of Declaration, the recipient shall cease all research and development efforts with respect to the compound that is the subject of the Notice of Declaration (except to the extent that the recipient's assistance is requested by the declaring party and the recipient elects to provide such assistance) and the party who delivered the Notice of Declaration shall have the exclusive right to develop the compound into a commercial product. If a party that delivers a Notice of Declaration either (i) fails to commence GLP toxicology tests for the compound within three (3) months after such delivery, (ii) at any time

_________________________________
/1/ Notwithstanding anything else herein to the contrary, if a compound for which CUTANIX delivers a Notice of Declaration is subject to Astra's rights of first refusal under the Astra Agreement, the Notice of Declaration will not be effective until Astra's rights to the compound expire. CENTAUR will use reasonable efforts to keep CUTANIX informed of those compounds as to which Astra has rights of first refusal or to which rights are granted to Astra.

after commencing GLP toxicology testing on the compound, ceases to conduct development activities with reasonable diligence during a period of three (3) consecutive months or more, or (iii) terminates its efforts to develop the compound, then the compound shall be returned to the general pool of CENTAUR or CUTANIX compounds (the "Compound Pool") which either party may have access to, pending delivery of a subsequent Notice of Declaration by either party. The party that delivered a Notice of Declaration with respect to a particular compound must give written notice within thirty (30) days of the occurrence of any of the events described in clauses (i)-(iii), above. A party who delivers a Notice of Declaration with respect to a particular compound which is subsequently returned to the Compound Pool, for any reason, (a) may not issue a new Notice of Declaration with respect to such compound for a period of six (6) months after the compound is returned to the Compound Pool and (b) must share with the other party all of the information and data in its possession or control related to the work conducted by it with respect to such compound. For the purpose of this Section 2.5, the authorized representative of Cutanix shall be Charles R. Engles and the authorized representative for Centaur shall be Brian D. Frenzel. Either party may change such authorized representative by delivery of written notice to the other party. In addition to the foregoing, if either party enters into an agreement with a third party to develop a compound under which the committed funding therefor is at least [*] then such compound will be removed from the Compound Pool, provided that the parties will promptly notify each other in writing of the execution of such agreements. If such development program is discontinued for any reason the compound will be returned to the Compound Pool.



         ARTICLE 3 - PROTECTION AND VALIDITY OF CENTAUR PATENT RIGHTS
         ------------------------------------------------------------

     3.1 CENTAUR represents and warrants to CUTANIX that as of the effective date of this Agreement it has the right and requisite corporate authority to grant the license granted under Section 2.1 hereof and the right to provide the CENTAUR KNOW-HOW to CUTANIX. CENTAUR does not represent and warrant that the CENTAUR PATENT RIGHTS are or will be valid or that the CENTAUR PATENT RIGHTS or the CENTAUR KNOW-HOW will not infringe the rights of third parties or that the manufacture, use or sale of LICENSED

PRODUCT is not or will not be an infringement of the rights of third parties.



     3.2 CENTAUR agrees to prosecute with reasonable diligence and maintain at its expense the CENTAUR PATENT RIGHTS which CENTAUR owns and licenses under this Agreement. CENTAUR shall give notice to CUTANIX of any decision to cease its prosecution or maintenance of any CENTAUR PATENT RIGHT, other than those which are exclusively licensed to a third party, or which in the opinion of CENTAUR'S patent counsel, cannot be used to support claims to either the composition or synthesis of a chemical entity or to a method of use or treatment in the FIELD OF USE. If CENTAUR elects not to prosecute or maintain any CENTAUR PATENT RIGHT, or if CENTAUR should be subject to a BANKRUPTCY PROCEEDING, CUTANIX may, but is not required to, prosecute or maintain the CENTAUR PATENT RIGHTS licensed to it hereunder. If CUTANIX elects to continue prosecution or maintenance, CENTAUR shall execute such documents and perform such acts, at CUTANIX's expense, as may be reasonably necessary for CUTANIX to continue such prosecution or maintenance. All expenses and costs incurred by CUTANIX to continue prosecution and subsequent maintenance shall be creditable against royalties due under this Agreement.



     3.3 CENTAUR and CUTANIX agree to take reasonable actions, as provided by Sections 3.4 and 3.5 hereof, in the name of CENTAUR, CUTANIX or both to protect the CENTAUR PATENT RIGHTS licensed to CUTANIX under this Agreement against any third party who either infringes the CENTAUR PATENT RIGHTS or brings any claims or proceedings against CENTAUR or CUTANIX for infringement of the third party's patents in relation to the use and exploitation of the CENTAUR PATENT RIGHTS.



     3.4 In the event CENTAUR institutes an action against third party infringers or takes appropriate action to defend CENTAUR PATENT RIGHTS, CUTANIX hereby agrees to cooperate fully with CENTAUR and any recovery obtained by CENTAUR as a result of such proceeding or other actions, whether obtained by settlement or otherwise, shall be retained by CENTAUR except that CENTAUR shall pay to CUTANIX any expenses incurred by CUTANIX relating to such action; provided that CUTANIX, at its option, may elect to participate in any action and in such event CUTANIX shall share with CENTAUR the expenses of the action and CUTANIX and CENTAUR shall share any award, after reimbursement of each party's contribution to the expenses of such action. CUTANIX shall pay to CENTAUR any royalty due on damages related to lost sales.



     3.5 If, within sixty (60) days of becoming aware of the infringement or threatened infringement of CENTAUR PATENT RIGHTS, CENTAUR decides not to institute an infringement suit or take other appropriate action to protect CENTAUR PATENT RIGHTS in accordance with Section 3.4, CUTANIX shall have the right to institute such suit or other appropriate action at its own expense in the name of CENTAUR or CUTANIX or both. In such event, CENTAUR shall cooperate fully with CUTANIX in its efforts to protect CENTAUR PATENT RIGHTS, provided, however, that CUTANIX shall bear the reasonable expenses of CENTAUR. Any recovery obtained by CUTANIX as a result of such proceeding, by settlement or otherwise, shall be the property of CUTANIX, provided, however, that CUTANIX shall pay to CENTAUR any expenses incurred by CENTAUR in connection with such action and the applicable royalty due to CENTAUR under Section 2.2 to the extent that the recovery is attributable to sales lost by CUTANIX.



     3.6 CENTAUR shall promptly give notice to CUTANIX of the grant, lapse, revocation, surrender, invalidation or abandonment of any CENTAUR PATENT RIGHTS, other than those which are exclusively licensed to a third party or which, in the opinion of CENTAUR'S patent counsel, cannot be used to support claims to either the composition or synthesis of a chemical entity or to a method of use or treatment within the FIELD OF USE. Each party shall notify the other of any infringement of or challenge to the validity or enforceability of any patent within the CENTAUR PATENT RIGHTS promptly after learning of such and shall provide the other party with any available evidence of such infringement or challenge.



     3.7 The parties hereto shall cooperate with each other in gaining patent term extension where applicable to the CENTAUR PATENT RIGHTS.



          ARTICLE 4 - PROTECTION AND VALIDITY OF CUTANIX PATENT RIGHTS
          ------------------------------------------------------------

     4.1 CUTANIX represents and warrants to CENTAUR that as of the effective date of this Agreement it has the right and corporate authority to grant the license granted under Section 2.3 hereof and the right to provide the CUTANIX KNOW-HOW to CENTAUR.



     4.2 CUTANIX agrees to prosecute with reasonable diligence and maintain at its expense the CUTANIX PATENT RIGHTS which CUTANIX owns and licenses to CENTAUR under this Agreement. CUTANIX shall give notice to CENTAUR of any decision to cease its prosecution or maintenance of any CUTANIX PATENT RIGHT. If CUTANIX elects not to prosecute or maintain any CUTANIX PATENT RIGHT, or if CUTANIX should be subject to a BANKRUPTCY PROCEEDING, CENTAUR may, but is not required to, prosecute or maintain the CUTANIX PATENT RIGHTS licensed to it hereunder. If CENTAUR elects to continue prosecution or maintenance, CUTANIX shall execute such documents and perform such acts, at CENTAUR'S expense, as may be reasonably necessary for CENTAUR to continue such prosecution or maintenance.



     4.3 CENTAUR and CUTANIX agree to take reasonable actions, as provided by Sections 4.4 and 4.5 hereof, in the name of CENTAUR, CUTANIX or both to protect the CUTANIX PATENT RIGHTS licensed to CENTAUR under this Agreement against any third party who either infringes the CUTANIX PATENT RIGHTS or brings any claims or proceedings against CENTAUR or CUTANIX for infringement of the third party's patents in relation to the use and exploitation of the CUTANIX PATENT RIGHTS.



     4.4 In the event CUTANIX institutes an action against third party infringers or takes appropriate action to defend CUTANIX PATENT RIGHTS, CENTAUR hereby agrees to cooperate fully with CUTANIX and any recovery obtained by CUTANIX as a result of such proceeding or other actions, whether obtained by settlement or otherwise, shall be retained by CUTANIX except that CUTANIX shall pay to CENTAUR any expenses incurred by CENTAUR relating to such action; provided that CENTAUR, at its option, may elect to participate in any action and in such event CENTAUR shall share with CUTANIX the expenses of the action and CENTAUR and CUTANIX shall share any award, after reimbursement of each party's contribution to the expenses of such action.



     4.5 If, within sixty (60) days of becoming aware of the infringement or threatened infringement of a CUTANIX PATENT RIGHT, CUTANIX decides not to institute an infringement suit or take other appropriate action to protect CUTANIX PATENT RIGHTS in accordance with Section 4.4, CENTAUR shall have the right to institute such suit or other appropriate action at its own expense in the name of CENTAUR or CUTANIX or both. In such event, CUTANIX shall cooperate fully with CENTAUR in its efforts to protect CUTANIX PATENT RIGHTS, provided, however, that CENTAUR shall bear the reasonable expenses of CUTANIX. Any recovery obtained by CENTAUR as a result of such proceeding, by settlement or otherwise, shall be the property of CENTAUR, provided, however, that CENTAUR shall pay to CUTANIX any expenses incurred by CUTANIX in connection with such action.



     4.6 CUTANIX shall promptly give notice to CENTAUR of the grant, lapse, revocation, surrender, invalidation or abandonment of any CUTANIX PATENT RIGHTS. Each party shall notify the other of any infringement of or challenge to the validity or enforceability of any patent within the CUTANIX PATENT RIGHTS promptly after learning of such and shall provide the other party with any available evidence of such infringement or challenge.



     4.7 The parties hereto shall cooperate with each other in gaining patent term extension where applicable to the CUTANIX PATENT RIGHTS.


                     ARTICLE 5   - TRANSFER OF INFORMATION
                     -------------------------------------

     5.1 During the term of this Agreement, CUTANIX will disclose to CENTAUR on an ongoing basis all enhancements and improvements to the CENTAUR KNOW-HOW and CENTAUR PATENT RIGHTS licensed hereunder, or inventions derived therefrom, discovered or derived by CUTANIX and its agents, and all other CUTANIX KNOW-HOW and CUTANIX PATENT RIGHTS.



     5.2 During the term of this Agreement, CENTAUR will disclose to CUTANIX on an ongoing basis all CENTAUR KNOW-HOW and CENTAUR PATENT RIGHTS licensed to CUTANIX hereunder.


                          ARTICLE 6 - CONFIDENTIALITY
                          ---------------------------

     6.1 All CENTAUR KNOW-HOW or other confidential information which is received by CUTANIX and CUTANIX KNOW-HOW or other confidential information which is received by CENTAUR either prior to or during the term of this Agreement shall be maintained in confidence by the recipient and shall not be disclosed to any other person, firm, or agency, governmental or private, without the prior written consent of the other party during the term of the Agreement and for a seven (7) year period thereafter except to the extent that the CENTAUR KNOW-HOW or information or CUTANIX KNOW-HOW or information:

     6.1.1 is known by recipient at the time of its receipt as documented in written records, provided that such information was not obtained by the recipient from a third party that received the information in confidence from the disclosing party, or

     6.1.2  is properly in the public domain, or

     6.1.3 is subsequently disclosed to a party by a third party who may lawfully do so, or

     6.1.4 is developed independently of CUTANIX KNOW-HOW or CENTAUR KNOW-HOW or information received from the discloser, as demonstrated by written records, or

     6.1.5 is required to be disclosed to governmental agencies in order to gain approval to sell LICENSED PRODUCT, provided, however, that when permitted by local law, CUTANIX or CENTAUR shall take reasonable steps to protect the confidentiality of the information submitted to government agencies, or

     6.1.6 is necessary to be disclosed to sublicensees, agents, consultants, AFFILIATES and/or other third parties for the research and development and/or marketing of LICENSED PRODUCT under this Agreement, which entities first agree to be bound by the confidentiality obligations contained in this Agreement, or

     6.1.7 is required to be disclosed pursuant to a subpoena or order of court, governmental agency, or other tribunal, provided that the recipient will provide the disclosing party with prompt written notice of such compelled disclosure and will assist the disclosing party, at the disclosing party's cost and expense, in all efforts by the disclosing party to prevent and/or limit the scope of the disclosure of the information which is subject to such compelled disclosure, or

     6.1.8 is reasonably required to be disclosed in order for the recipient to enforce provisions of this Agreement.


     The recipient of any such information will have the burden of establishing that any of the foregoing exceptions are applicable.



     6.2 It is understood that each party may disclose confidential information with the prior written consent and approval of the other party.



     6.3 Each party acknowledges that all confidential information and CENTAUR KNOW-HOW or CUTANIX KNOW-HOW is owned solely by the disclosing party and that unauthorized disclosure or use could cause irreparable harm and significant injury that might be difficult to ascertain or for which money is inadequate compensation. Accordingly, each party will be entitled to seek injunctive relief and other preliminary and equitable relief to enjoin the disclosure, or threatened disclosure, of such information, in addition to all other remedies available to it, and the recipient of the information will not claim as a defense to such action for injunctive relief that the disclosing party has an adequate remedy at law.



     6.4 Upon termination of this Agreement, confidential information shall be returned to the disclosing party, except as provided by Section 10.2 hereof.

                             ARTICLE 7  ACCOUNTING
                             ---------------------

     7.1 The provisions of this ARTICLE 7 shall not apply until the occurrence of the DATE OF FIRST COMMERCIAL SALE of a LICENSED PRODUCT for which royalties are payable by CUTANIX hereunder.



     7.2 CUTANIX shall deliver to CENTAUR within sixty (60) days after the end of each calendar quarter a written accounting, including quantities and monetary amounts of CUTANIX's sales subject to royalty payments and the amount of the royalty payment due to CENTAUR for such quarter.



     7.3 When CUTANIX delivers the accounting to CENTAUR, CUTANIX shall also deliver all royalty payments due to CENTAUR for the calendar quarter.



     7.4 CUTANIX shall keep accurate records in sufficient detail to enable the amounts due to CENTAUR to be determined. Upon CENTAUR's request, CUTANIX shall permit an independent, certified public accountant selected by CENTAUR, except one to whom CUTANIX has reasonable objection, to have access during ordinary business hours to CUTANIX's records necessary to determine the correctness of the royalty accounting and obtain information as to the amount payable to CENTAUR for any such period in case of CUTANIX's failure to report or make payment.

Such examination shall be at CENTAUR's expense and shall not take place more than once each year. These rights with respect to any year shall terminate three
(3) years after the end of any such year. Information supplied to CENTAUR by such independent, certified public accountants shall not include any proprietary information not required to be disclosed under other sections of this Agreement. In the event that any such audit reveals that CUTANIX has underpaid royalties due by five percent (5%) or more, CUTANIX shall reimburse CENTAUR for the cost of the audit. CUTANIX shall promptly pay the full amount of any underpayment to CENTAUR.



     7.5 All payments to be made by CUTANIX to CENTAUR under this Agreement shall be made in United States dollars. In the case of sales outside the United States, the rate of exchange to be used in computing the amount of currency equivalent in United States dollars due CENTAUR shall be made at the rate of exchange prevailing at a New York City or San Francisco money center bank designated by CUTANIX which CUTANIX uses for currency conversion in the preparation of CUTANIX's audited financial reports. The method CUTANIX uses in computing the rate of exchange for this Agreement shall be the same method CUTANIX uses for currency conversion in preparation of CUTANIX's audited financial reports.



                             ARTICLE 8 - LIABILITY
                             ---------------------

     8.1 CUTANIX assumes all risk of damage or injury to persons or property arising out of the research and development (including clinical testing), manufacture, use or sale of the LICENSED PRODUCT, and shall hold harmless and indemnify CENTAUR from and against any and all personal injury, property damage, product liability or similar claims, losses and liability arising out of research and development (including clinical testing), manufacture, use or sale of the LICENSED PRODUCT, including attorneys' fees and other costs of defense.



     8.2 CENTAUR assumes all risk of damage or injury to persons or property arising out of the research and development (including clinical testing), manufacturing, use or sale of products, incorporating the CUTANIX PATENT RIGHTS and CUTANIX KNOW-HOW licensed to CENTAUR hereunder, and shall hold harmless and indemnify CUTANIX from and against any and all personal injury, property damage, product liability or similar claims, losses and liability arising out of research and development (including clinical testing), manufacture, use or sale of such products, including attorneys' fees and other cost of defense.



                             ARTICLE 9 - DURATION
                             --------------------

     This Agreement becomes effective as of the day and year first above written, may be terminated as set forth in Article 10 hereof, and otherwise remains in effect until December 31, 2020. Upon expiration of this Agreement under this Article 9, CUTANIX shall continue to have the right to make, have made, use and sell LICENSED PRODUCT worldwide in the FIELD OF USE without payment of royalty.


                           ARTICLE 10 - TERMINATION
                           ------------------------

     10.1 CENTAUR may terminate this Agreement with or without notice to CUTANIX if CUTANIX becomes subject to any BANKRUPTCY PROCEEDING. CENTAUR may terminate this Agreement upon thirty (30) days prior written notice to CUTANIX if CUTANIX fails to use commercially reasonable efforts to exploit the CENTAUR PATENT RIGHTS and CENTAUR KNOW-HOW licensed hereunder (including, but not limited to, research and development activities and active efforts to obtain patent protection) for a period of one hundred eighty (180) days, provided, however, that (i) this provision shall not take effect until the first anniversary date of this Agreement and (ii) if the reason for such non-use is a lack of funds and CUTANIX is actively making a good faith effort to obtain funds necessary for it to conduct its operations, it shall be given an additional one hundred eighty (180) days grace period in which to resume use of the CENTAUR PATENT RIGHTS and CENTAUR KNOW-HOW (provided, further, that this clause (ii) will not apply if CUTANIX has funds available to it, but applies such funds for other purposes). In the event of such termination, CENTAUR shall be granted a perpetual, irrevocable, royalty free license to all CUTANIX improvements, enhancements and inventions to CENTAUR's technology and to all CUTANIX PATENT RIGHTS and CUTANIX KNOW-HOW existing at the time of termination for use outside the FIELD OF USE. Termination by CENTAUR in accordance with this Section shall be without prejudice to any other rights or remedies CENTAUR may have hereunder.



     10.2 Upon termination of this Agreement under Section 10.1, CUTANIX shall return all CENTAUR KNOW-HOW to CENTAUR, provided that CUTANIX may retain one copy of the CENTAUR KNOW-HOW in its confidential files for record purposes only and access to such files shall be strictly limited to executive officers of CUTANIX on a need to know basis.



     10.3 CUTANIX may terminate CENTAUR's rights under Section 2.3 hereof with or without notice to CENTAUR if CENTAUR becomes subject to any BANKRUPTCY PROCEEDING. In addition, CUTANIX may terminate CENTAUR's rights under Section
2.3 hereof with respect to CUTANIX PATENT RIGHTS and CUTANIX KNOW-HOW if CENTAUR fails to use commercially reasonable efforts to exploit the CUTANIX PATENT RIGHTS or CUTANIX KNOW-HOW (including, but not limited to, research and development activities and active efforts to obtain patent protection) for a period of one year, provided, however, that (i) this provision shall not take effect until the first anniversary date of this Agreement, (ii) if the reason for such non-use is a lack of funds and CENTAUR is actively making a good faith effort to obtain funds necessary for it to conduct its operations, it shall be given an additional one hundred eighty (180) days grace period in which to resume use of the CUTANIX PATENT RIGHTS and CUTANIX KNOW-HOW (provided, further, that this clause (ii) will not apply if CENTAUR has funds available to it, but applies such funds for other purposes), and (iii) this provision will not apply to the license to CENTAUR of enhancements, improvements and inventions derived by CUTANIX or its agent from the use of CENTAUR PATENT RIGHTS or CENTAUR KNOW-HOW for use outside the FIELD OF USE provided for in
Section 2.3.



     10.4 Upon termination of CENTAUR's rights under Section 10.3, CENTAUR shall return all CUTANIX KNOW-HOW to CUTANIX (other than as provided in clause
(iii) of the final sentence of Section 10.3), provided that CENTAUR may retain one copy of the CUTANIX KNOW-HOW in its confidential files for record purposes only and access to such files shall be strictly limited to executive officers of CENTAUR on a need to know basis.



     10.5 Sections 2.3 (unless CENTAUR'S rights thereunder are terminated pursuant to Section 10.3), 2.4, 6.1-6.3, 7.1-7.4, 8.1, 8.2, the last sentence of 9, the third sentence of Section 10.1, 10.2, 10.4, 10.5, 10.6, 11.1, 11.2 and 12
shall survive termination of this Agreement pursuant to this Article 10 or expiration of this Agreement pursuant to Article 9.

     10.6 In the event this Agreement is terminated pursuant to Section 10.1, CENTAUR shall have the option to repurchase any or all of the supplies sold by it to CUTANIX under the Services and Supply Agreement between CENTAUR and CUTANIX of even date herewith at the prices set forth in CENTAUR's invoices to CUTANIX, provided, however, that such rights will not extend to any supplies which CUTANIX has commenced processing prior to the date of the termination of this Agreement. All LICENSED PRODUCT in CUTANIX's inventory at the time of such termination may be sold by CUTANIX thereafter, subject to the terms of this Agreement.



                        ARTICLE 11 - DISPUTE RESOLUTION
                        -------------------------------

     11.1 In the event of any controversy, claim or dispute (other than disputes for which injunctive relief is available pursuant to Section 6.3 hereof), the party initiating the controversy, claim or dispute shall provide to the other party a written notice containing a brief and concise statement of the matter, together with relevant supporting facts. During a period of sixty (60) days or such longer period as mutually agreed, the parties shall attempt to settle the matter by good faith negotiation. Such efforts shall include, but not be limited, to full presentations of both parties claims, with or without counsel, to the President of CENTAUR and the President of CUTANIX.

     11.2 In the event that efforts under Section 11.1 are not successful, such dispute shall be resolved by arbitration. Failure to comply with Section
11.1 with respect to such controversy, claim or dispute shall be absolute bar to the institution of any arbitration proceeding with respect to the controversy, claim or dispute. Any such arbitration shall proceed in Santa Clara County, California in accordance with the rules of the American Arbitration Association then in effect before a single arbitrator designated by the parties. If the parties are unable to agree on a single arbitrator, then CUTANIX and CENTAUR shall each select one arbitrator and a third shall be selected by the two arbitrators so chosen. In the event that either party fails to appoint an arbitrator within one month after receipt of written notification of the arbitration proceeding, such arbitrator shall, at the written request of the party requesting arbitration, be appointed by the American Arbitration Association. The arbitration award shall be final and binding regardless of whether one of the parties fails or refuses to participate in the arbitration and shall be enforceable by any court of competent jurisdiction. Any arbitration proceedings hereunder shall be conducted in English.



                          ARTICLE 12 - GOVERNING LAW
                          --------------------------

     This Agreement shall be construed and the respective rights of the parties hereto determined according to the laws of the

State of California notwithstanding the provisions governing conflict of laws under such law to the contrary.



                            ARTICLE 13 - ASSIGNMENT
                            -----------------------

     Except as otherwise provided herein, neither this Agreement, nor any interest hereunder, shall be assignable by either party by operation of law or otherwise without the prior written consent of the other; provided, however, that either party may assign this Agreement to any wholly-owned subsidiary or to any successor by merger or sale of substantially all of its assets to which this Agreement relates in a manner such that the assignor shall remain liable and responsible for the performance and observance of all its duties and obligations hereunder, or if the assignor disappears because of such transaction, the assignee must agree to abide by the terms and conditions of this Agreement.



                     ARTICLE 14 - SEVERANCE AND INSOLVENCY
                     -------------------------------------

     If any provision of this Agreement is held to be invalid or unenforceable, all other provisions shall nevertheless continue in full force and effect. In the event that the invalid or unenforceable provision is a material term of the Agreement, the parties shall negotiate a substitute provision acceptable to both parties that accomplishes, to the extent possible, the original business purpose. In addition, the parties intend that the

Agreement shall not be deemed an executory contract under the bankruptcy laws of the United States of America.


                            ARTICLE 15 - AMENDMENT
                            ----------------------

     This Agreement (together with the Stock Purchase Agreement and the Services and Supply Agreement) constitutes the entire agreement between the parties and supersedes all previous arrangements whether written or oral. Any amendment or modification to this Agreement shall be made in writing signed by both parties.


                             ARTICLE 16 - NOTICES
                             --------------------


     Notices to CENTAUR shall be addressed to:

                    Centaur Pharmaceuticals, Inc.
                    484 Oakmead Parkway
                    Sunnyvale, California 94086
                    Attention:  President and Chief Executive Officer


     Notices to CUTANIX shall be addressed to:

                    Cutanix Corporation
                    484 Oakmead Parkway
                    Sunnyvale, California 94086
                    Attention:  President and Chief Executive Officer


     Either party may change its address by giving notice to the other party in the manner herein provided. Any notice required or provided for by the terms of this Agreement shall be in writing and sent by telecopy, recognized overnight express courier, registered or certified mail, return receipt requested, postage prepaid and properly addressed in accordance with the paragraph above. The effective date of notice shall be the actual date of receipt by CENTAUR or CUTANIX.



                          ARTICLE 17 - FORCE MAJEURE
                          --------------------------

     No failure or omission by the parties hereto in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same arise from any cause or causes beyond the control of the parties, including, but not limited to, the following: act of God; acts or omissions of any government; any rules, regulations or orders issued by any government authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; rebellion; insurrection; riot; invasion; strikes; and lockouts and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes. Notwithstanding the foregoing, the inability of a party to perform due to its failure to comply with any applicable law, rule, regulation, ordinance, license or permit or order of a court of other tribunal in effect on the date hereof shall not be deemed a force mejeure event.

                ARTICLE 18 - PUBLIC ANNOUNCEMENTS/MISCELLANEOUS
                -----------------------------------------------

     18.1 Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein shall be at such time and in such manner as CENTAUR and CUTANIX shall agree, provided that nothing herein shall prevent either party upon notice to the other from making such public announcements as such party's legal obligations require.



     18.2 During the term of this Agreement, either party shall be free to make scientific publications, provided that if such publication includes information regarding the technology or know-how it receives from the other party hereunder, the party making such publication shall submit to the other party an early draft of all such publications, whether they are to be presented orally or in written form, at least thirty (30) days prior to submission for publication. The party which has disclosed its information to the other shall have the right to advise the party making the publication as to the patentability of any inventions to be disclosed and both parties shall work together to protect any and all proprietary rights. Unless mutually agreed to the contrary, at the end of such thirty (30) day period, the recipient may proceed with the publication, provided that either (i) the disclosing party's confidential information has been removed from the publication or (ii) the disclosing party's prior written consent to such publication has been obtained.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


CUTANIX CORPORATION               CENTAUR PHARMACEUTICALS, INC.

By:  /s/ Charles R. Engles        By:  /s/ Brian D. Frenzel
   -----------------------           ----------------------
   Charles R. Engles                 Brian D. Frenzel
   President and                     President and
   Chief Executive Officer           Chief Executive Officer

                                  SCHEDULE A

                        PATENTS AND PATENT APPLICATIONS

                                                        EXHIBIT A

JANUARY 14, 1998                                      CONFIDENTIAL                                             PAGE 1 OF 10

                                               CENTAUR PHARMACEUTICALS, INC.

                                         SUMMARY OF ACTIVE PATENTS AND APPLICANTS


Docket #     Short Title        File Date    Priority   C'try    Type        App #       Serial #     Issue Date    Exp. Date
-----------------------------------------------------------------------------------------------------------------------------------
001AT       Stroke, Mem - AT        8/3/94    10/17/89   AT    Foreign                    110565         3/27/95
-----------------------------------------------------------------------------------------------------------------------------------
001AU       Stroke, Mem - AU      10/17/90    10/17/89   AU    Foreign      66133/90      653,921        2/15/95     10/17/2010
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
001BE       Stroke, Mem - BE        8/3/94    10/17/89   BE    Foreign                    496,796
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
001CH       Stroke, Mem - CH        8/3/94    10/17/89   CH    Foreign                    496,796
-----------------------------------------------------------------------------------------------------------------------------------
001DE       Stroke, Mem - DE        8/3/94    10/17/89   DE    Foreign                    69012108       4/6/95
-----------------------------------------------------------------------------------------------------------------------------------
001DK       Stroke, Mem - DK        8/3/94    10/17/89   DK    Foreign                    496,796
-----------------------------------------------------------------------------------------------------------------------------------
001ES       Stroke, Mem - ES        8/3/94    10/17/89   ES    Foreign                    496,796
-----------------------------------------------------------------------------------------------------------------------------------
001FR       Stroke, Mem - FR        8/3/94    10/17/89   FR    Foreign                    496,796
-----------------------------------------------------------------------------------------------------------------------------------
001GB       Stroke, Mem - GB        8/3/94    10/17/89   GB    Foreign                    496,796
-----------------------------------------------------------------------------------------------------------------------------------
001GR       Stroke, Mem - GR        8/3/94    10/17/89   GR    Foreign      3014101       3014101                    10/18/2010
-----------------------------------------------------------------------------------------------------------------------------------
001IT       Stroke, Mem - IT        8/3/94    10/17/89   IT    Foreign                    496,796
-----------------------------------------------------------------------------------------------------------------------------------
001JP       Stroke, Mem - JP       4/17/92    10/17/89   JP    Foreign      2-515036      2620410        3/11/97
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
001KR       Stroke, Mem - KR       4/17/92    10/17/89   KR    Foreign      92-700900     106484        10/21/96      4/17/2012
-----------------------------------------------------------------------------------------------------------------------------------
001LI       Stroke, Mem - LI        8/3/94    10/17/89   LI    Foreign
-----------------------------------------------------------------------------------------------------------------------------------
001LU       Stroke, Mem - LU        8/3/94    10/17/89   LU    Foreign                    496,796
-----------------------------------------------------------------------------------------------------------------------------------
001NL       Stroke, Mem - NL        8/3/94    10/17/89   NL    Foreign                    496,796
-----------------------------------------------------------------------------------------------------------------------------------
001R        Stroke ("Patent 1")    6/18/93    10/17/89   US    Reissue      08/078,000    Re. 35,112     12/5/95      6/18/2008
-----------------------------------------------------------------------------------------------------------------------------------
001SE       Stroke, Mem - SE        8/3/94    10/17/89   SE    Foreign                    90915877.6
-----------------------------------------------------------------------------------------------------------------------------------
001AU       Ulcer - AU              3/8/91      3/9/90   AU    Foreign      74895/91      658,139        7/24/95       3/8/2011
-----------------------------------------------------------------------------------------------------------------------------------
002CA       Ulcer - CA             9/10/92      3/9/90   CA    Foreign      2,077,653
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------

Docket #       Status     Attorney    Atty Docket #        Pub. Date       Pub. #
-----------------------------------------------------------------------------------------
001AT      Issued           WHB        005699-047
-----------------------------------------------------------------------------------------
001AU      Issued           WHB        005699-004
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
001BE      Registered       WHB        005699-037
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
001CH      Registered       WHB
-----------------------------------------------------------------------------------------
001DE      Issued           WHB        005699-048
-----------------------------------------------------------------------------------------
001DK      Registered       WHB
-----------------------------------------------------------------------------------------
001ES      Registered       WHB
-----------------------------------------------------------------------------------------
001FR      Registered       WHB
-----------------------------------------------------------------------------------------
001GB      Registered       WHB
-----------------------------------------------------------------------------------------
001GR      Registered       WHB        005699-036
-----------------------------------------------------------------------------------------
001IT      Registered       WHB
-----------------------------------------------------------------------------------------
001JP      Issued           WHB        005699-007
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
001KR      Issued           WHB        005699-008
-----------------------------------------------------------------------------------------
001LI      Registered       WHB
-----------------------------------------------------------------------------------------
001LU      Registered       WHB
-----------------------------------------------------------------------------------------
001NL      Registered       WHB
-----------------------------------------------------------------------------------------
001R       Issued           WHB        005699-003
-----------------------------------------------------------------------------------------
001SE      Registered       WHB        005699-038
-----------------------------------------------------------------------------------------
001AU      Issued           WHB        005699-011
-----------------------------------------------------------------------------------------
002CA      Allowed          WHB        005699-012
-----------------------------------------------------------------------------------------
[*]

January 14, 1998                 CONFIDENTIAL                     Page 2 of 10

                         CENTAUR PHARMACEUTICALS, INC.

                   SUMMARY OF ACTIVE PATENTS AND APPLICATIONS



Docket #     Short Title          File Date    Priority   C'try    Type         App #       Serial #     Issue Date    Exp. Date
-----------------------------------------------------------------------------------------------------------------------------------
002R        Ulcer ("Patent 2")      7/29/93    10/17/89   US    Reissue       08/097,998     Re 35,213      4/16/96     7/30/2008
-----------------------------------------------------------------------------------------------------------------------------------
003CIP      Memory ("Patent 3")      3/5/93    10/17/89   US    CIP           08/027,559     5,405,874      4/11/95     4/11/2012
-----------------------------------------------------------------------------------------------------------------------------------
003CIPD     Memory ("Patent 3")    12/28/94    10/17/89   US    Divisional    08/365,548     5,578,617     11/26/96    11/26/2013
-----------------------------------------------------------------------------------------------------------------------------------
003CIPD2    Memory ("Patent 3")      6/6/95    10/17/89   US    Continuation  08/468,561     5,681,965     10/28/97    10/28/2014
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
004AU       Spin Trap - AU          6/18/92     6/18/91   AU    Foreign       22,614/92        672,364
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
004CIP2     Spin Trap - ("Pat 4")   3/15/94    10/17/89   US    Continuation  08/212,800     5,622,994
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
004EP       Spin Trap - EP          1/17/94     6/18/91   EP    Foreign       92914539.9-2107
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
005         CPI-22                 12/23/93    12/23/93   US    Original      08/173,579     5,418,145      1/30/96    12/23/2013
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
005AU       CPI-22 - AU            12/22/94    12/23/93   AU    Foreign       15527/95          679835     10/20/97    12/22/2014
-----------------------------------------------------------------------------------------------------------------------------------
005BR       CPI-22 - BR             6/20/96    12/23/93   BR    Foreign       PI9408378-9
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
005CIP      CPI-22 Stroke           4/24/95    12/23/93   US    CIP           08/426,961     5,475,032     12/12/95    12/23/2013
-----------------------------------------------------------------------------------------------------------------------------------
005CIPD     CPI-22 Cancer            6/6/95    12/23/93   US    Divisional    08/468,564     5,508,305      4/16/96    12/23/2013
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
005CN       CPI-22 - CN            12/22/94    12/23/93   CN    Foreign       94194993.1
-----------------------------------------------------------------------------------------------------------------------------------
005CO       CPI-22 - CO             6/16/95    12/23/93   CO    Foreign       95026756
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------

Docket #       Status     Attorney    Att'y Docket #     Pub. Date       Pub. #
-----------------------------------------------------------------------------------------
002R         Issued           WHB        005699-010
-------------------------------------------------------------------------------------------
003CIP       Issued           WHB        005699-015
-------------------------------------------------------------------------------------------
003CIPD      Issued           WHB        005699-034
-------------------------------------------------------------------------------------------
003CIPD2     Issued           WHB        005699-076
-------------------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------------------
004AU        Issued           WHB        005699-027
-------------------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------------------
004CIP2      Issued           WHB        005699-016
-------------------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------------------
004EP        Published        WHB        005699-020       6/4/94     0590072
-------------------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------------------
005          Issued           WHB        005699-019
-------------------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------------------
005AU        Issued           WHB        005699-122       7/17/95    AU-B-
-------------------------------------------------------------------------------------------
005BR        Pending          WHB        005699-112
-------------------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------------------
005CIP       Issued           WHB        005699-078
-------------------------------------------------------------------------------------------
005CIPD      Issued           WHB        005699-074
-------------------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------------------
005CN        Published        WHB        005699-125       1/6/97     1136447
-------------------------------------------------------------------------------------------
005CO        Published        WHB        005699-060       1/9/97
-------------------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------------------

January 14, 1998                 CONFIDENTIAL                     Page 3 of 10

                         CENTAUR PHARMACEUTICALS, INC.

                  SUMMARY OF ACTIVE PATENTS AND APPLICATIONS

Docket #   Short Title    File Date      Priority     C'try        Type            App #         Serial #    Issue Date    Exp. Date
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
005EP      CPI-22-EP     12/22/94       12/23/93       EP        Foreign         95907224.0
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
005HR      CPI-22-HR      6/23/95       12/23/93       HR        Foreign         P950358A
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
005ID      CPI-22-ID      6/19/95       12/23/93       ID        Foreign         P-951134
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
005IR      CPI-22-IR      10/5/97       12/23/93       IR        Foreign         37,607,013
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
005IP      CPI-22-JP      6/24/96       12/23/93       IP        Foreign         7-518098
------------------------------------------------------------------------------------------------------------------------------------
005KR      CPI-22-KR     10/14/96       12/23/93       KR        Foreign         703367/1996
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
005MA      CPI-22-MA      6/15/95       12/23/93       MA        Foreign         PV23928         23585         12/31/95   6/15/2015
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
005PK      CPI-22-PK      5/28/95       12/23/93       PK        Foreign         0286/95        134778
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
005SD      CPI-22-SD      6/15/96       12/23/93       SD        Foreign         PCT/237/96/SD  PCT/SD/199     8/22/96   12/22/2004
------------------------------------------------------------------------------------------------------------------------------------

Docket #      Status       Attorney   Att'y Docket #   Pub. Date      Pub.#
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
005EP       Published       WHB       005699-128      10/9/96      0 736 004
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
005HR       Published       WHB       005699-073      8/31/97
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
005ID       Published       WHB       005699-056
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
005IR       Pending         WHB       005699-071
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
005IP       Pending         WHB       005699-123
-------------------------------------------------------------------------------
005KR       Published       WHB       005699-126       1/8/97      97-700022
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
005MA       Issued          WHB       005699-065
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
005PK       Accepted        WHB       005699-054
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
005SD       Issued          WHB       005699-120
-------------------------------------------------------------------------------

January 14, 1998                 CONFIDENTIAL                     Page 4 of 10

                         CENTAUR PHARMACEUTICALS, INC.

                  SUMMARY OF ACTIVE PATENTS AND APPLICATIONS



Docket #     Short Title        File Date    Priority   C'try    Type        App #       Serial #     Issue Date    Exp. Date
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
005TN         CPI-22-TN           6/19/95    12/23/93   TN    Foreign      95,067         16994         5/2/96
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
005TW         CPI-22-TW           1/27/95    12/23/93   TW    Foreign      84100747       82452        6/16/97        1/26/2015
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
005VE         CPI-22-VE           6/20/95    12/23/93   VE    Foreign      1005-95
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
005ZA         CPI-22-ZA           5/25/95    12/23/93   ZA    Foreign      954297         95/4297      3/27/96        5/25/2015
-----------------------------------------------------------------------------------------------------------------------------------
006           CPI-1020            4/14/94     4/14/94   US    Original     08/227,777     5,472,983    12/5/95        4/14/2014
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
006TW         CPI-1020-TW         3/31/95     4/14/94   TW    Foreign      84103162
-----------------------------------------------------------------------------------------------------------------------------------
007           DMPO Spin Trapping   2/1/93     8/17/89   US    CIP          08/011,968     5,681,845    10/28/97       10/28/2014
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------


Docket #       Status     Attorney    Att'y Docket #       Pub. Date       Pub. #
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
005TN         Issued        WHB        005699-066
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
005TW         Issued        WHB        005699-028
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
005VE         Published     WHB        005699-061
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
005ZA         Granted       WHB        005699-052
-----------------------------------------------------------------------------------------
006           Issued        WHD        005699-001
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
006TW         Allowed       WHB        005699-040            12/8/97
-----------------------------------------------------------------------------------------
007           Issued        PLP        OMRF141
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------

January 14, 1998                 CONFIDENTIAL                     Page 5 of 10

                         CENTAUR PHARMACEUTICALS, INC.

                  SUMMARY OF ACTIVE PATENTS AND APPLICATIONS



Docket #     Short Title        File Date    Priority   C'try    Type        App #       Serial #     Issue Date    Exp. Date
-----------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
008HR       CPI-1189 HR            4/3/96      4/3/95   HR       Foreign      P-960156A
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
008ID       CPI-1189 ID            4/3/96      4/3/95   ID       Foreign      P-960864
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
008MA       CPI-1189 MA            4/1/96      4/3/95   MA       Foreign      PV.24193      23837         12/31/96     4/1/2016
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
----------------------------------------------------------------------------------------------------------------------------------
[*]

Docket #       Status     Attorney    Atty Docket #        Pub. Date       Pub. #
-----------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
008HR       Published        WHB        005699-086        10/31/97         5/97
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
008ID       Published        WHB        005699-087
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
008MA       Issued           WHB        005699-093
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------
[*]

January 14, 1998                 CONFIDENTIAL                       Page 6 of 10

                         CENTAUR PHARMACEUTICALS, INC.

                  SUMMARY OF ACTIVE PATENTS AND APPLICATIONS

Docket #   Short Title         File Date        Priority     C'try       Type        App #         Serial #   Issue Date   Exp. Date
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
008NG     CPI-1189 NO              4/2/96        4/3/95      NO        Foreign       96/96          96/96       6/4/97      4/2/2016
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
008PK     CPI-1189 PK              4/1/96        4/3/95      PK        Foreign       180/96
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
008W      CPI-1189 Cpds FW         3/6/97        4/3/95      US        FW Cont'n     08/812,138
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
008ZA     CPI-1189 ZA             10/9/96        4/3/95      ZA        Foreign       962689         96/2689    12/31/96  4/13/2016
------------------------------------------------------------------------------------------------------------------------------------
009       CPI-1189 treatment       4/3/95        4/3/95      US        Original      08/415,694     5,658,953   8/19/97   4/2/2015
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------


Docket #      Status       Attorney   Att'y Docket #   Pub. Date      Pub.#
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
008NG       Accepted       WHB        005699-095
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
008PK       Accepted       WHB        005699-097
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
008W        Allowed        WHB        005699-022
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
008ZA       Issued         WHB        005699-105
-------------------------------------------------------------------------------
009         Issued         WHB        005699-042
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------

January 14, 1998                 CONFIDENTIAL                     Page 7 of 10

                         CENTAUR PHARMACEUTICALS, INC.

                   SUMMARY OF ACTIVE PATENTS AND APPLICATIONS



Docket #     Short Title        File Date    Priority   C'try    Type        App #       Serial #     Issue Date    Exp. Date
-----------------------------------------------------------------------------------------------------------------------------------
010       CPI-1033 compounds       4/3/95     4/3/95    US    Original     08/415,248   5,659,082      8/19/97       4/14/2014
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
011       CPI-1033 treatment       4/3/95     4/3/95    US    Original     08/415,847   5,643,965       7/1/97        4/3/2015
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
013PC     Uveitis PCT             4/23/97    4/23/96    PC    Foreign      PCT/US97/06604
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
014PC     HIVD Nitro PCT          4/17/96    4/17/96    PC    Formal       PCT/US97/06253
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
015PC     HIVD Benz PCT           4/16/97    4/17/96    PC    Foreign      PCT/US97/06351
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------

Docket #       Status     Attorney    Att'y Docket #        Pub. Date       Pub. #
-----------------------------------------------------------------------------------------
010           Issued        WHB        005699-043
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
011           Issued        WHB        005699-044
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
013PC         Published     WHB        005699-160          10/30/97          WO97/39751
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
014PC         Published     JWH                            10/23/97          WO97/38683
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
015PC         Published     WHB        005699-157          10/23/97          WO97/38684
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------

January 14, 1998                 CONFIDENTIAL                      Page 8 of 10

                         CENTAUR PHARMACEUTICALS, INC.

                  SUMMARY OF ACTIVE PATENTS AND APPLICATIONS

Docket #  Short Title         File Date        Priority     C'try       Type         App #         Serial #   Issue Date   Exp. Date
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
016PC    CPI-1012 PCT          7/11/97         7/19/96       PC        Foreign        PCT/US97/11960
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------


Docket #      Status       Attorney   Att'y Docket #   Pub. Date      Pub.#
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
016PC      Pending          WHB       005699-162
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------

January 14, 1998                 CONFIDENTIAL                     Page 9 of 10

                         CENTAUR PHARMACEUTICALS, INC.

                  SUMMARY OF ACTIVE PATENTS AND APPLICATIONS



Docket #     Short Title        File Date    Priority   C'try    Type        App #       Serial #     Issue Date    Exp. Date
-----------------------------------------------------------------------------------------------------------------------------------
026AR     Cyclic Nitrones AR      9/10/92     9/12/91   AR    Foreign      323153            247731     3/31/95       3/20/2010
-----------------------------------------------------------------------------------------------------------------------------------
026AU     Cyclic Nitrones AU       9/8/92     9/12/91   AU    Foreign      22800/92          652662    12/20/94
-----------------------------------------------------------------------------------------------------------------------------------
026C2D2   Cyclic Nitrones D2      12/9/94     9/12/91   US    Divisional   08/352,470     5,498,778     3/12/96       3/12/2013
-----------------------------------------------------------------------------------------------------------------------------------
026C2D3   Cyclic Nitrones D3       6/2/95     9/12/91   US    Divisional   08/458,310     5,677,315    10/14/97      10/14/2014
-----------------------------------------------------------------------------------------------------------------------------------
026C2D4   Cyclic Nitrones D4       6/2/95     9/12/91   US    Divisional   08/458,314     5,525,615     6/11/96       6/11/2013
-----------------------------------------------------------------------------------------------------------------------------------
026C2D5   Cyclic Nitrones D5       6/2/95     9/12/91   US    Divisional   08/458,311     5,532,252      7/2/96        7/2/2013
-----------------------------------------------------------------------------------------------------------------------------------
026C2D6   Cyclic Nitrones D6       6/2/95     9/12/91   US    Divisional   08/458,318     5,527,812     6/18/96       6/18/2013
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
026CIP2   Cyclic Nitrones C2       8/5/92     9/12/91   US    CIP          07/926,109     5,292,746      3/8/94       9/12/2011
-----------------------------------------------------------------------------------------------------------------------------------
026CIP2D  Cyclic Nitrones C2D1   12/20/93     9/12/91   US    Divisional   08/170,543     5,397,789     3/14/95       3/14/2012
-----------------------------------------------------------------------------------------------------------------------------------
026EP     Cyclic Nitrones EP      9/11/92     9/12/91   EP    Foreign      92115575.0
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
026IL     Cyclic Nitrones IL       9/8/92     9/12/91   IL    Foreign      103111         103111       10/24/96        9/8/2012
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
026MX     Cyclic Nitrones MX      9/11/92     9/12/91   MX    Foreign      5199           180965         3/6/96       9/11/2012
-----------------------------------------------------------------------------------------------------------------------------------
026NO     Cyclic Nitrones NO      9/11/92     9/12/91   NO    Foreign      923538         179514       10/23/96       9/11/2012
-----------------------------------------------------------------------------------------------------------------------------------
026NZ     Cyclic Nitrones NZ       9/8/92     9/12/91   NZ    Foreign      244268         244268        2/18/95        9/8/2012
-----------------------------------------------------------------------------------------------------------------------------------
026TW     Cyclic Nitrones TW       9/8/92     9/12/91   TW    Foreign      81107090       073715        1/23/96        9/8/2012
-----------------------------------------------------------------------------------------------------------------------------------
026ZA     Cyclic Nitrones ZA       9/7/92     9/12/91   ZA    Foreign      92/6781        92/6781       5/26/93        9/7/2012
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------------------------------------------------

Docket #       Status     Attorney    Att'y Docket #       Pub. Date       Pub. #
-----------------------------------------------------------------------------------------
026AR         Issued        JMD        MO 1625B
-----------------------------------------------------------------------------------------
026AU         Issued        JMD        MO 1625B
-----------------------------------------------------------------------------------------
026C2D2       Issued        JMD        MO 1625D
-----------------------------------------------------------------------------------------
026C2D3       Issued        JMD        MO 1625E
-----------------------------------------------------------------------------------------
026C2D4       Issued        JMD        MO 1625F
-----------------------------------------------------------------------------------------
026C2D5       Issued        JMD        MO 1625G
-----------------------------------------------------------------------------------------
026C2D6       Issued        JMD        MO 1625H
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
026CIP2       Issued        JMD        MO 1625B
-----------------------------------------------------------------------------------------
026CIP2D      Issued        JMD        MO 1625C
-----------------------------------------------------------------------------------------
026EP         Published     JMD        MO 1625B
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
026IL         Issued        JMD        MO 1625B
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
026MX         Issued        JMD        MO 1625B
-----------------------------------------------------------------------------------------
026NO         Issued        JMD        MO 1625B
-----------------------------------------------------------------------------------------
026NZ         Issued        JMD        MO 1625B
-----------------------------------------------------------------------------------------
026TW         Issued        JMD        MO 1625B
-----------------------------------------------------------------------------------------
026ZA         Issued        JMD        MO 1625B
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------
[*]
-----------------------------------------------------------------------------------------

January 14, 1998                 CONFIDENTIAL
                                                                   Page 10 of 10
                         CENTAUR PHARMACEUTICALS, INC.

                  SUMMARY OF ACTIVE PATENTS AND APPLICATIONS

Docket #   Short Title         File Date        Priority     C'try       Type         App #        Serial #   Issue Date   Exp. Date
------------------------------------------------------------------------------------------------------------------------------------
027ZA     Cyclic Nitrones 2 ZA     9/5/96       9/11/95       ZA        Foreign      96/7514        96/7514    5/28/97      9/5/2016
------------------------------------------------------------------------------------------------------------------------------------
029       Hindered Phenols       10/22/93      10/22/93       US        Original     141,241      5,455,272    10/3/95     10/3/2012
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
029D1     Hindered Phenols D1     4/10/95      10/22/93       US        Divisional   419,157      5,527,828    6/18/96     6/18/2013
------------------------------------------------------------------------------------------------------------------------------------
029D2     Hindered Phenols D2     4/10/95      10/22/93       US        Divisional   419,159      5,532,273     7/2/96     10/3/2012
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------------------------------------

Docket #      Status       Attorney   Att'y Docket #   Pub. Date      Pub.#
-------------------------------------------------------------------------------
027ZA       Issued         JMD       MO1831
-------------------------------------------------------------------------------
029         Issued         POS
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
029D1       Issued         POS
-------------------------------------------------------------------------------
029D2       Issued         POS
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------
[*]
-------------------------------------------------------------------------------

                                 PATENT COUNTS

                  Awaiting Confirmation     Pending      Allowed        Issued     Total
      US                  0                   22            1             24         47
      Foreign             0                  140            6             35        181
      Total               0                  162            7             59        228